                                                             Exhibit 99.B19

                               POWER OF ATTORNEY

                        STRONG INSTITUTIONAL FUNDS, INC.
                                  (Registrant)

     Each person whose signature appears below, constitutes and appoints John Dragisic, Thomas P. Lemke, Lawrence A. Totsky, Stephen J. Shenkenberg, and John
S. Weitzer, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement on Form N-1A, and any and all amendments thereto, and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes, as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


        Name                                    Title                             Date
       ------                                  -------                           ------
                                President (Principal Executive Officer and
                                acting Principal Financial and Accounting
  /s/ JOHN DRAGISIC             Officer) and a Director                         December 27, 1996
------------------------------
  John Dragisic


  /s/ RICHARD S. STRONG         Chairman of the Board and a Director            December 27, 1996
------------------------------
  Richard S. Strong


  /s/ MARVIN E. NEVINS          Director                                        December 27, 1996
------------------------------
  Marvin E. Nevins


  /s/ WILLIE D. DAVIS           Director                                        December 27, 1996
------------------------------
  Willie D. Davis


  /s/ WILLIAM F. VOGT           Director                                        December 27, 1996
------------------------------
  William F. Vogt


  /s/ Stanley Kritzik           Director                                        December 27, 1996
------------------------------
  Stanley Kritzik
